Supplement to the
Strategic Advisers® Tax-Sensitive Short Duration Fund
July 30, 2021
Prospectus

In connection with the sale of Wells Fargo Asset Management to GTCR LLC and Reverence Capital Partners, L.P. on November 1, 2021, sub-adviser Wells Capital Management, Inc. (WellsCap) became known as Allspring Global Investments, LLC (Allspring Investments). As a result, all references to Wells Capital Management, Inc. and WellsCap herein are replaced with reference to Allspring Global Investments, LLC and Allspring Investments, respectively.

TSS-21-01 1.9892010.102	November 29, 2021

Supplement to the
Strategic Advisers® Tax-Sensitive Short Duration Fund
July 30, 2021
STATEMENT OF  ADDITIONAL INFORMATION

In connection with the sale of Wells Fargo Asset Management (WFAM) to GTCR LLC and Reverence Capital Partners, L.P. on November 1, 2021, sub-adviser Wells Capital Management, Inc. (WellsCap) became known as Allspring Global Investments, LLC (Allspring Investments), and WFAM became known as Allspring Global Investments (Allspring). As a result, all references herein to (i) Wells Capital Management, Inc. and WellsCap are replaced with reference to Allspring Global Investments, LLC and Allspring Investments, respectively and (ii) Wells Fargo Asset Management and WFAM are replaced with reference to Allspring Global Investments and Allspring, respectively.

The following information replaces similar information for WellsCap found in the “Control of Investment Advisers” section.

Allspring Investments is a registered investment adviser. Allspring Investments is a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, which is a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.

TSSB-21-011.9896108.102	November 29, 2021